UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08748

Columbia Funds Variable Series Trust

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Michael G. Clarke

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: Last Day of December

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

Columbia Variable Portfolio – Acorn Fund

WUSAX

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Acorn Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Columbia Variable Portfolio – Acorn Fund	$93	0.91%

Management's Discussion of Fund Performance

The performance of the Fund for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Stock selection | Selections in the consumer discretionary, energy and industrials sectors boosted the Fund’s relative performance most during the annual period.

Allocations | Larger allocations to the industrials and health care sectors and smaller allocations to the financials and communication services sectors buoyed the Fund’s relative performance during the annual period.

Individual holdings | Positions in Celestica Inc., an electronic component manufacturer; Exact Sciences Corporation, a cancer screening and diagnostics company; Aerovironment Inc., a robotics systems developer; Curtiss-Wright Corporation, which builds high‑precision parts for airplanes, the military, and nuclear power systems; and Coherent Corp., which makes lasers, optical parts, and high tech materials, were among the top contributors to the Fund’s relative performance.

Top Performance Detractors

Stock selection | Selections in the health care, information technology, financials and consumer staples sectors hurt the Fund’s relative performance during the annual period.

Allocations | A large weighting in the consumer staples sector and a small allocation to the utilities sector detracted from the Fund’s relative performance.

Individual holdings | Fund positions in Globant SA, which helps organizations build modern digital technology like apps, websites, AI systems, and software; Parsons Corporation, a developer of national security and cybersecurity systems to protect roads, bridges, airports, and water systems; Glaukos Corp., a medical technology and pharmaceutical company; Credo Technology Group, a developer of connectivity solutions; and Blue Owl Capital, an asset management firm, were top detractors from the Fund’s relative performance during the period.

Columbia Variable Portfolio – Acorn Fund | ASR7064_00_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Acorn Fund ($22,956)	Russell 3000® Index ($38,012)	Russell 2500® Growth Index ($27,272)
12/15	$10,000	$10,000	$10,000
01/16	$9,077	$9,436	$9,011
02/16	$8,854	$9,433	$9,038
03/16	$9,468	$10,097	$9,734
04/16	$9,742	$10,159	$9,827
05/16	$10,142	$10,341	$10,071
06/16	$10,173	$10,362	$9,997
07/16	$10,692	$10,774	$10,591
08/16	$10,657	$10,801	$10,664
09/16	$10,649	$10,818	$10,695
10/16	$10,220	$10,584	$10,137
11/16	$11,210	$11,058	$10,876
12/16	$11,369	$11,274	$10,973
01/17	$11,514	$11,486	$11,233
02/17	$11,874	$11,913	$11,573
03/17	$11,973	$11,921	$11,659
04/17	$12,299	$12,047	$11,864
05/17	$12,264	$12,171	$11,869
06/17	$12,675	$12,280	$12,140
07/17	$12,670	$12,512	$12,301
08/17	$12,553	$12,536	$12,325
09/17	$13,254	$12,842	$12,841
10/17	$13,381	$13,122	$13,185
11/17	$13,625	$13,521	$13,619
12/17	$13,595	$13,656	$13,656
01/18	$14,236	$14,375	$14,338
02/18	$13,869	$13,846	$13,868
03/18	$14,119	$13,568	$13,981
04/18	$14,195	$13,619	$13,892
05/18	$15,278	$14,004	$14,631
06/18	$15,716	$14,095	$14,754
07/18	$15,942	$14,563	$15,030
08/18	$16,931	$15,074	$16,046
09/18	$16,446	$15,099	$15,811
10/18	$14,533	$13,988	$13,912
11/18	$15,089	$14,268	$14,175
12/18	$13,396	$12,940	$12,637
01/19	$14,969	$14,051	$14,141
02/19	$16,114	$14,545	$15,073
03/19	$15,655	$14,757	$15,036
04/19	$16,296	$15,346	$15,562
05/19	$15,215	$14,353	$14,528
06/19	$16,040	$15,361	$15,659
07/19	$16,300	$15,590	$15,903
08/19	$15,661	$15,272	$15,451
09/19	$15,575	$15,540	$15,161
10/19	$15,945	$15,874	$15,550
11/19	$17,066	$16,478	$16,609
12/19	$17,563	$16,954	$16,763
01/20	$17,176	$16,935	$16,781
02/20	$15,819	$15,549	$15,643
03/20	$12,813	$13,410	$12,871
04/20	$14,683	$15,187	$14,935
05/20	$16,072	$15,999	$16,494
06/20	$16,219	$16,364	$17,101
07/20	$16,698	$17,294	$18,037
08/20	$17,637	$18,546	$18,849
09/20	$17,247	$17,871	$18,704
10/20	$17,655	$17,485	$18,925
11/20	$20,206	$19,613	$21,682
12/20	$21,818	$20,495	$23,547
01/21	$22,651	$20,404	$24,205
02/21	$23,368	$21,042	$24,965
03/21	$23,058	$21,796	$24,133
04/21	$23,678	$22,919	$24,980
05/21	$22,916	$23,024	$24,286
06/21	$23,964	$23,592	$25,589
07/21	$23,928	$23,991	$25,035
08/21	$24,550	$24,675	$25,662
09/21	$23,497	$23,568	$24,685
10/21	$25,136	$25,161	$25,951
11/21	$23,900	$24,778	$24,614
12/21	$23,760	$25,754	$24,735
01/22	$20,298	$24,239	$21,471
02/22	$20,298	$23,628	$21,536
03/22	$19,846	$24,395	$21,691
04/22	$17,021	$22,206	$19,214
05/22	$16,366	$22,176	$18,748
06/22	$15,130	$20,321	$17,450
07/22	$17,397	$22,227	$19,441
08/22	$16,863	$21,397	$19,072
09/22	$15,275	$19,413	$17,429
10/22	$16,271	$21,005	$18,846
11/22	$16,733	$22,102	$19,406
12/22	$15,809	$20,808	$18,251
01/23	$17,383	$22,241	$20,078
02/23	$17,339	$21,721	$19,761
03/23	$17,412	$22,302	$19,446
04/23	$17,195	$22,539	$19,200
05/23	$17,065	$22,627	$19,179
06/23	$18,379	$24,172	$20,693
07/23	$18,942	$25,039	$21,384
08/23	$18,610	$24,555	$20,514
09/23	$17,426	$23,386	$19,278
10/23	$15,867	$22,766	$17,940
11/23	$17,426	$24,888	$19,530
12/23	$19,245	$26,209	$21,706
01/24	$18,942	$26,499	$21,215
02/24	$20,342	$27,933	$22,935
03/24	$21,079	$28,835	$23,553
04/24	$19,678	$27,566	$21,798
05/24	$19,981	$28,868	$22,682
06/24	$19,794	$29,762	$22,560
07/24	$20,790	$30,315	$23,935
08/24	$21,050	$30,975	$23,749
09/24	$21,598	$31,616	$24,137
10/24	$21,497	$31,384	$24,077
11/24	$23,576	$33,471	$26,942
12/24	$21,974	$32,448	$24,723
01/25	$22,508	$33,473	$25,669
02/25	$20,703	$32,831	$23,960
03/25	$18,913	$30,916	$22,053
04/25	$18,812	$30,709	$21,982
05/25	$20,082	$32,655	$23,422
06/25	$21,122	$34,314	$24,548
07/25	$21,555	$35,070	$25,123
08/25	$22,089	$35,881	$26,442
09/25	$22,667	$37,120	$27,182
10/25	$23,403	$37,915	$27,877
11/25	$23,706	$38,019	$27,498
12/25	$22,956	$38,012	$27,272
Average Annual Total Returns (%)	1 year	5 years	10 years
Columbia Variable Portfolio – Acorn FundFootnote Reference(a)	4.47	1.02	8.66
Russell 3000® Index	17.15	13.15	14.29
Russell 2500® Growth Index	10.31	2.98	10.55
Footnote	Description
Footnote(a)	The Fund’s performance prior to May 1, 2022 reflects returns achieved pursuant to a strategy with a different market capitalization limit on the companies in which the Fund invested a majority of its assets. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$470,289,787
Total number of portfolio holdings	114
Management services fees (represents 0.78% of Fund average net assets)	$3,669,312
Portfolio turnover for the reporting period	78%

Columbia Variable Portfolio – Acorn Fund | ASR7064_00_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Equity Sector Allocation

Industrials	26.9%
Health Care	20.7%
Information Technology	19.5%
Consumer Discretionary	10.8%
Financials	10.4%
Consumer Staples	4.6%
Energy	1.9%
Real Estate	1.5%
Communication Services	0.8%

Top Holdings

Celestica, Inc.	2.2%
Churchill Downs, Inc.	2.1%
Insmed, Inc.	2.1%
GCM Grosvenor, Inc., Class A	2.0%
Carlyle Group, Inc. (The)	2.0%
Wingstop, Inc.	2.0%
TopBuild Corp.	2.0%
VSE Corp.	1.9%
FTAI Aviation Ltd.	1.8%
Cavco Industries, Inc.	1.8%

Asset Categories

Common Stocks	97.1%
Money Market Funds	1.8%
Exchange-Traded Equity Funds	1.0%

Certain Fund Changes

This is a summary of the changes to the Fund. For more complete information, you may review the Fund’s prospectus, which is available at columbiathreadneedleus.com/resources/literature or upon request at 1-800-345-6611.

On June 1, 2025, the Fund's name changed from Wanger Acorn to Columbia Variable Portfolio - Acorn Fund as announced in its prospectus dated May 1, 2025. On June 26, 2025, the Fund's Board of Trustees approved a Novation of Management Agreement pursuant to which all rights, duties and obligations under the Fund’s Management Agreement with Columbia Wanger Asset Management, LLC (CWAM) were transferred to its parent company Columbia Management Investment Advisers, LLC on July 7, 2025. The services provided to, and management fees paid by, the Fund were not changed as a result of that transfer. Effective March 1, 2025, the Board of Trustees approved a reduction in the advisory fee rates payable to CWAM by the Fund.

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Acorn Fund | ASR7064_00_12_D01_(02/26) |

Columbia Variable Portfolio – Acorn International Fund

WSCAX

Annual Shareholder Report | December 31, 2025

This annual shareholder report contains important information about Columbia Variable Portfolio – Acorn International Fund (the Fund) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at columbiathreadneedleus.com/resources/literature. You can also request more information by contacting us at 1-800-345-6611.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the reporting period?

(Based on a hypothetical $10,000 investment)

Fund	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Columbia Variable Portfolio – Acorn International Fund	$116	1.09%

Management's Discussion of Fund Performance

The performance of the Fund for the period presented is shown in the Average Annual Total Returns table.

Top Performance Contributors

Stock selection | Selections in the financials, information technology and consumer discretionary sectors boosted the Fund’s relative performance most during the annual period.

Allocations | A smaller allocation to the consumer discretionary sector buoyed the Fund’s relative performance during the annual period.

Individual holdings | Positions in Taisei Corporation, a Japanese construction and engineering company; Kokusai Electric Corporation, a Japanese manufacturer of electrical equipment, semiconductor systems and industrial video cameras; Bank of Ireland, an Irish diversified financial services company; BELIMO Holding, a Swiss heating, ventilation and air conditioning manufacturer; and Simplex Holdings, a Japanese system development and financial solutions provider, were among the top contributors to Fund performance.

Top Performance Detractors

Stock selection | Selections in the industrials, communication services, consumer staples, health care and materials sectors hurt the Fund’s relative performance during the annual period.

Allocations | Large weightings in the communication services and real estate sectors and small allocations to the industrials and materials sectors detracted from the Fund’s relative performance.

Individual holdings | Fund positions in Silergy Corp., a Taiwanese manufacturer of power management integrated circuits; Interparfums, a perfume and fragrance manufacturer; IMCD N.V., a distributor of specialty chemicals and ingredients headquartered in the Netherlands; Amplifon SpA, an Italian maker of customized hearing solutions; and Auto Trader Group, a UK-based digital automotive company, were top detractors from Fund performance during the period.

Columbia Variable Portfolio – Acorn International Fund | ASR7062_00_12_D01_(02/26) |

Fund Performance

The following shows the change in value of a hypothetical $10,000 investment in the Fund during the stated time period.

Growth of $10,000

	Columbia Variable Portfolio – Acorn International Fund ($15,247)	MSCI EAFE Index (Net) ($21,959)	MSCI EAFE SMID Cap Growth Index (Net) ($18,583)
12/15	$10,000	$10,000	$10,000
01/16	$9,430	$9,277	$9,249
02/16	$9,328	$9,107	$9,207
03/16	$10,099	$9,699	$9,908
04/16	$10,163	$9,980	$10,071
05/16	$10,220	$9,890	$10,123
06/16	$9,984	$9,558	$9,712
07/16	$10,464	$10,042	$10,271
08/16	$10,435	$10,049	$10,129
09/16	$10,716	$10,173	$10,363
10/16	$10,241	$9,965	$9,941
11/16	$9,803	$9,766	$9,627
12/16	$9,859	$10,100	$9,827
01/17	$10,247	$10,393	$10,233
02/17	$10,560	$10,542	$10,418
03/17	$10,848	$10,832	$10,673
04/17	$11,319	$11,107	$11,103
05/17	$11,932	$11,515	$11,609
06/17	$11,844	$11,495	$11,556
07/17	$12,127	$11,826	$11,921
08/17	$12,102	$11,822	$12,030
09/17	$12,347	$12,116	$12,360
10/17	$12,528	$12,300	$12,653
11/17	$12,799	$12,429	$12,813
12/17	$13,104	$12,628	$13,084
01/18	$13,780	$13,262	$13,775
02/18	$13,346	$12,663	$13,256
03/18	$13,401	$12,435	$13,070
04/18	$13,423	$12,719	$13,192
05/18	$13,380	$12,433	$13,228
06/18	$12,930	$12,281	$13,032
07/18	$13,017	$12,584	$13,180
08/18	$12,886	$12,341	$13,139
09/18	$12,707	$12,448	$13,010
10/18	$11,359	$11,457	$11,634
11/18	$11,485	$11,442	$11,482
12/18	$10,785	$10,887	$10,806
01/19	$11,615	$11,602	$11,619
02/19	$12,024	$11,898	$11,943
03/19	$12,145	$11,973	$12,041
04/19	$12,563	$12,310	$12,469
05/19	$12,024	$11,719	$11,849
06/19	$12,614	$12,414	$12,482
07/19	$12,389	$12,256	$12,440
08/19	$12,122	$11,939	$12,181
09/19	$12,314	$12,281	$12,384
10/19	$13,011	$12,722	$12,896
11/19	$13,423	$12,866	$13,260
12/19	$14,019	$13,284	$13,726
01/20	$13,334	$13,006	$13,497
02/20	$12,283	$11,831	$12,252
03/20	$9,884	$10,252	$10,568
04/20	$11,108	$10,914	$11,675
05/20	$12,305	$11,389	$12,666
06/20	$12,544	$11,777	$12,935
07/20	$13,259	$12,051	$13,555
08/20	$13,979	$12,671	$14,425
09/20	$13,997	$12,342	$14,406
10/20	$13,556	$11,849	$13,944
11/20	$14,826	$13,686	$15,562
12/20	$16,033	$14,322	$16,468
01/21	$16,227	$14,169	$16,344
02/21	$16,216	$14,487	$16,247
03/21	$16,176	$14,820	$16,455
04/21	$17,343	$15,266	$17,236
05/21	$17,680	$15,764	$17,564
06/21	$17,751	$15,587	$17,542
07/21	$18,417	$15,704	$17,884
08/21	$18,913	$15,981	$18,334
09/21	$18,195	$15,517	$17,592
10/21	$19,059	$15,899	$17,957
11/21	$18,399	$15,159	$17,165
12/21	$19,049	$15,935	$17,722
01/22	$16,491	$15,165	$15,608
02/22	$15,773	$14,897	$15,320
03/22	$15,510	$14,993	$15,367
04/22	$13,881	$14,023	$14,053
05/22	$13,746	$14,128	$13,845
06/22	$12,313	$12,817	$12,397
07/22	$13,488	$13,456	$13,366
08/22	$12,537	$12,817	$12,634
09/22	$10,835	$11,618	$11,208
10/22	$11,463	$12,242	$11,694
11/22	$12,998	$13,621	$12,903
12/22	$12,602	$13,632	$12,815
01/23	$13,755	$14,736	$13,846
02/23	$13,496	$14,429	$13,475
03/23	$13,935	$14,786	$13,801
04/23	$14,094	$15,204	$14,045
05/23	$13,690	$14,560	$13,607
06/23	$14,072	$15,223	$13,890
07/23	$14,512	$15,715	$14,414
08/23	$13,784	$15,113	$13,847
09/23	$12,789	$14,597	$13,038
10/23	$12,126	$14,005	$12,208
11/23	$13,733	$15,305	$13,638
12/23	$14,738	$16,118	$14,642
01/24	$14,087	$16,211	$14,421
02/24	$14,369	$16,508	$14,758
03/24	$14,593	$17,051	$15,097
04/24	$13,928	$16,614	$14,427
05/24	$14,659	$17,258	$14,983
06/24	$14,485	$16,979	$14,684
07/24	$14,857	$17,477	$15,280
08/24	$15,375	$18,046	$15,785
09/24	$15,726	$18,212	$16,187
10/24	$14,281	$17,222	$15,121
11/24	$14,157	$17,124	$15,261
12/24	$13,522	$16,735	$14,870
01/25	$14,278	$17,614	$15,482
02/25	$14,058	$17,956	$15,390
03/25	$13,412	$17,883	$15,233
04/25	$14,410	$18,702	$16,204
05/25	$15,260	$19,558	$17,188
06/25	$16,015	$19,989	$17,858
07/25	$15,421	$19,708	$17,648
08/25	$15,555	$20,549	$18,263
09/25	$15,592	$20,942	$18,538
10/25	$15,421	$21,188	$18,478
11/25	$15,169	$21,320	$18,303
12/25	$15,247	$21,959	$18,583
Average Annual Total Returns (%)	1 year	5 years	10 years
Columbia Variable Portfolio – Acorn International FundFootnote Reference(a)	12.76	(1.00)	4.31
MSCI EAFE Index (Net)	31.22	8.92	8.18
MSCI EAFE SMID Cap Growth Index (Net)	24.96	2.45	6.39
Footnote	Description
Footnote(a)	The Fund’s performance prior to September 3, 2024 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown would have been different.

The Fund's past performance is not a good predictor of the Fund's future performance. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.

Key Fund Statistics

Fund net assets	$270,862,436
Total number of portfolio holdings	71
Management services fees (represents 0.93% of Fund average net assets)	$2,594,772
Portfolio turnover for the reporting period	29%

Columbia Variable Portfolio – Acorn International Fund | ASR7062_00_12_D01_(02/26) |

Graphical Representation of Fund Holdings

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.

Geographic Allocation

Japan	39.4%
United Kingdom	14.6%
Germany	6.8%
Switzerland	6.5%
Italy	4.3%
France	4.2%
Finland	3.4%
United States	2.9%
Australia	2.7%
Sweden	2.6%
Other	12.5%

Top Holdings

Taisei Corp.	3.4%
Niterra Co., Ltd.	2.6%
Bank of Ireland Group PLC	2.5%
Kokusai Electric Corp.	2.4%
Prysmian SpA	2.4%
Capcom Co., Ltd.	2.3%
BE Semiconductor Industries NV	2.3%
Nemetschek SE	2.3%
Kraftia Corp.	2.2%
CTS Eventim AG & Co. KGaA	2.2%

Equity Sector Allocation

Industrials	31.3%
Information Technology	18.9%
Financials	9.5%
Communication Services	9.0%
Health Care	6.9%
Consumer Discretionary	6.0%
Consumer Staples	5.9%
Real Estate	4.7%
Materials	3.1%
Energy	2.9%

Certain Fund Changes

This is a summary of the changes to the Fund. For more complete information, you may review the Fund’s prospectus, which is available at columbiathreadneedleus.com/resources/literature or upon request at 1-800-345-6611.

On June 1, 2025, the Fund's name changed from Wanger International to Columbia Variable Portfolio - Acorn International Fund as announced in its prospectus dated May 1, 2025. On June 26, 2025, the Fund's Board of Trustees approved a Novation of Management Agreement pursuant to which all rights, duties and obligations under the Fund’s Management Agreement with Columbia Wanger Asset Management, LLC (CWAM) were transferred to its parent company Columbia Management Investment Advisers, LLC on July 7, 2025. The services provided to, and management fees paid by, the Fund were not changed as a result of that transfer. Effective March 1, 2025, the Board of Trustees approved a reduction in the advisory fee rates payable to CWAM by the Fund.

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.

The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2026 Columbia Management Investment Advisers, LLC.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Acorn International Fund | ASR7062_00_12_D01_(02/26) |

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant’s investment advisor ($)
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Audit fees (a)	63,860	66,286	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	26,172	27,590	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	474,000	581,000

(a) Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c) Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d) All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Columbia Variable Portfolio – Acorn Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Variable Portfolio – Acorn Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.1%
Issuer	Shares	Value ($)
Communication Services 0.8%
Media 0.8%
NIQ Global Intelligence PLC(a)	235,122	3,877,162
Total Communication Services		3,877,162
Consumer Discretionary 10.8%
Automobile Components 1.3%
Dorman Products, Inc.(a)	49,695	6,121,927
Hotels, Restaurants & Leisure 4.1%
Churchill Downs, Inc.	86,472	9,838,784
Wingstop, Inc.	39,510	9,422,740
Total		19,261,524
Household Durables 4.9%
Cavco Industries, Inc.(a)	14,124	8,343,612
SharkNinja, Inc.(a)	50,295	5,628,011
TopBuild Corp.(a)	22,260	9,286,649
Total		23,258,272
Specialty Retail 0.5%
Five Below, Inc.(a)	12,512	2,356,760
Total Consumer Discretionary		50,998,483
Consumer Staples 4.6%
Consumer Staples Distribution & Retail 2.2%
BJ’s Wholesale Club Holdings, Inc.(a)	71,995	6,481,710
Sprouts Farmers Market, Inc.(a)	47,458	3,780,979
Total		10,262,689
Household Products 1.1%
WD-40 Co.	25,481	5,017,209
Personal Care Products 1.3%
elf Beauty, Inc.(a)	80,941	6,154,753
Total Consumer Staples		21,434,651
Energy 1.9%
Energy Equipment & Services 0.9%
TechnipFMC PLC	93,746	4,177,321
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 1.0%
Antero Resources Corp.(a)	67,704	2,333,080
EQT Corp.	41,315	2,214,484
Total		4,547,564
Total Energy		8,724,885
Financials 10.4%
Banks 1.7%
Lakeland Financial Corp.	40,968	2,337,634
Western Alliance Bancorp	67,348	5,661,947
Total		7,999,581
Capital Markets 7.4%
Blue Owl Capital, Inc.	267,021	3,989,294
Carlyle Group, Inc. (The)	160,957	9,514,168
GCM Grosvenor, Inc., Class A	841,029	9,520,448
Miami International Holdings, Inc.(a)	71,851	3,188,747
Moelis & Co., ADR, Class A	68,136	4,683,669
StoneX Group, Inc.(a)	40,244	3,828,412
Total		34,724,738
Insurance 1.3%
Ryan Specialty Holdings, Inc., Class A	123,459	6,374,188
Total Financials		49,098,507
Health Care 20.7%
Biotechnology 6.4%
Absci Corp.(a)	488,126	1,703,560
Annexon, Inc.(a)	339,867	1,706,132
BridgeBio Pharma, Inc.(a)	53,367	4,082,042
Insmed, Inc.(a)	55,691	9,692,462
Madrigal Pharmaceuticals, Inc.(a)	2,602	1,515,249
Neurocrine Biosciences, Inc.(a)	22,209	3,149,902
Nuvalent, Inc., Class A(a)	33,222	3,341,801
Revolution Medicines, Inc.(a)	47,129	3,753,825
Vaxcyte, Inc.(a)	29,030	1,339,444
Total		30,284,417
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Acorn Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 4.6%
Glaukos Corp.(a)	53,098	5,995,295
iRhythm Technologies, Inc.(a)	13,264	2,353,564
Masimo Corp.(a)	60,897	7,920,264
Penumbra, Inc.(a)	17,386	5,405,481
Total		21,674,604
Health Care Providers & Services 5.4%
Alignment Healthcare, Inc.(a)	281,104	5,551,804
Billiontoone, Inc., Class A(a)	15,172	1,241,676
Encompass Health Corp.	54,778	5,814,137
Guardant Health, Inc.(a)	15,998	1,634,036
HealthEquity, Inc.(a)	85,025	7,789,140
Pennant Group, Inc. (The)(a)	111,026	3,125,382
Total		25,156,175
Health Care Technology 0.9%
Doximity, Inc., Class A(a)	47,560	2,105,957
Phreesia, Inc.(a)	120,425	2,037,591
Total		4,143,548
Life Sciences Tools & Services 2.4%
Adaptive Biotechnologies Corp.(a)	159,263	2,586,431
BioLife Solutions, Inc.(a)	132,304	3,199,111
Bio-Techne Corp.	32,955	1,938,083
Charles River Laboratories International, Inc.(a)	2,423	483,340
DNA Script(a),(b),(c),(d)	2,550	200,783
Fortrea Holdings, Inc.(a)	43,804	755,619
ICON PLC(a)	11,112	2,024,829
Total		11,188,196
Pharmaceuticals 1.0%
AtaiBeckley, Inc.(a)	173,056	707,799
Corcept Therapeutics, Inc.(a)	24,243	843,656
Crinetics Pharmaceuticals, Inc.(a)	28,140	1,309,917
Mind Medicine MindMed, Inc.(a)	79,754	1,067,906
Terns Pharmaceuticals, Inc.(a)	23,041	930,857
Total		4,860,135
Total Health Care		97,307,075
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 26.9%
Aerospace & Defense 8.3%
Aerovironment, Inc.(a)	23,077	5,582,095
Axon Enterprise, Inc.(a)	10,741	6,100,136
Beta Technologies, Inc., Class A(a)	89,948	2,537,433
Curtiss-Wright Corp.	12,796	7,054,051
Karman Holdings, Inc.(a)	31,210	2,283,636
Kratos Defense & Security Solutions, Inc.(a)	57,800	4,387,598
Moog, Inc., Class A	8,565	2,086,006
VSE Corp.	52,116	9,004,081
Total		39,035,036
Building Products 2.4%
Janus International Group, Inc.(a)	639,734	4,183,861
Modine Manufacturing Co.(a)	53,281	7,113,546
Total		11,297,407
Commercial Services & Supplies 0.6%
Healthcare Services Group, Inc.(a)	150,110	2,870,103
Construction & Engineering 3.3%
MasTec, Inc.(a)	24,182	5,256,441
MYR Group, Inc.(a)	10,437	2,280,484
Sterling Infrastructure, Inc.(a)	26,103	7,993,522
Total		15,530,447
Electrical Equipment 1.0%
Bloom Energy Corp., Class A(a)	55,245	4,800,238
Machinery 3.9%
Esab Corp.	48,556	5,424,677
Mueller Water Products, Inc., Class A	208,044	4,955,608
SPX Technologies, Inc.(a)	39,636	7,929,578
Total		18,309,863
Marine Transportation 0.8%
Matson, Inc.	28,273	3,493,129
Professional Services 3.1%
Parsons Corp.(a)	116,138	7,177,328
Paylocity Holding Corp.(a)	31,710	4,835,775
Willdan Group, Inc.(a)	26,210	2,716,929
Total		14,730,032
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Acorn Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 3.5%
Applied Industrial Technologies, Inc.	21,320	5,474,337
FTAI Aviation Ltd.	43,059	8,476,164
McGrath Rentcorp	22,440	2,354,629
Total		16,305,130
Total Industrials		126,371,385
Information Technology 19.5%
Communications Equipment 1.4%
InterDigital, Inc.	5,844	1,860,613
Viavi Solutions, Inc.(a)	273,426	4,872,451
Total		6,733,064
Electronic Equipment, Instruments & Components 4.5%
Celestica, Inc.(a)	35,124	10,383,006
Coherent Corp.(a)	40,057	7,393,320
Ingram Micro Holding Corp.	155,060	3,308,980
Total		21,085,306
IT Services 0.9%
Applied Digital Corp.(a)	42,571	1,043,841
Globant SA(a)	50,086	3,274,122
Total		4,317,963
Semiconductors & Semiconductor Equipment 4.6%
Credo Technology Group Holding Ltd.(a)	24,363	3,505,592
Lattice Semiconductor Corp.(a)	60,863	4,478,299
Marvell Technology, Inc.	57,115	4,853,633
Semtech Corp.(a)	80,638	5,942,214
SiTime Corp.(a)	2,599	917,941
Tower Semiconductor Ltd.(a)	16,937	1,988,743
Total		21,686,422
Software 8.1%
Alkami Technology, Inc.(a)	105,062	2,423,780
Braze, Inc., Class A(a)	74,385	2,550,662
CommVault Systems, Inc.(a)	11,335	1,420,956
Dynatrace, Inc.(a)	96,881	4,198,822
Gen Digital, Inc.	178,293	4,847,787
Common Stocks (continued)
Issuer	Shares	Value ($)
Gitlab, Inc., Class A(a)	63,724	2,391,562
Hut 8 Corp.(a)	27,287	1,253,565
Monday.com Ltd.(a)	20,220	2,983,663
SailPoint, Inc.(a)	155,522	3,146,210
SPS Commerce, Inc.(a)	20,988	1,870,660
Unity Software, Inc.(a)	44,824	1,979,876
Varonis Systems, Inc.(a)	71,561	2,347,201
Vertex, Inc.(a)	72,675	1,451,320
Workiva, Inc., Class A(a)	21,049	1,815,476
Zeta Global Holdings Corp., Class A(a)	169,585	3,451,055
Total		38,132,595
Total Information Technology		91,955,350
Real Estate 1.5%
Real Estate Management & Development 1.5%
Colliers International Group, Inc.	47,070	6,919,761
Total Real Estate		6,919,761
Total Common Stocks (Cost $370,044,920)		456,687,259

Exchange-Traded Equity Funds 1.0%
	Shares	Value ($)
International 0.3%
Global X Blockchain ETF	22,367	1,428,804
Sector 0.7%
State Street SPDR S&P Biotech ETF	27,113	3,305,888
Total Exchange-Traded Equity Funds (Cost $4,515,936)		4,734,692

Money Market Funds 1.8%

Columbia Short-Term Cash Fund, 3.825%(e),(f)	8,367,010	8,364,500
Total Money Market Funds (Cost $8,363,945)		8,364,500
Total Investments in Securities (Cost: $382,924,801)		469,786,451
Other Assets & Liabilities, Net		503,336
Net Assets		470,289,787
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Acorn Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2025, the total value of these securities amounted to $200,783, which represents 0.04% of total net assets.

(c)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At December 31, 2025, the total market value of these securities amounted to $200,783, which represents 0.04% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
DNA Script	10/01/2021	2,550	2,223,535	200,783

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2025.
(f)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	4,740,598	112,326,041	(108,701,983)	(156)	8,364,500	(615)	282,855	8,367,010
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Acorn Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,877,162	—	—	3,877,162
Consumer Discretionary	50,998,483	—	—	50,998,483
Consumer Staples	21,434,651	—	—	21,434,651
Energy	8,724,885	—	—	8,724,885
Financials	49,098,507	—	—	49,098,507
Health Care	97,106,292	—	200,783	97,307,075
Industrials	126,371,385	—	—	126,371,385
Information Technology	91,955,350	—	—	91,955,350
Real Estate	6,919,761	—	—	6,919,761
Total Common Stocks	456,486,476	—	200,783	456,687,259
Exchange-Traded Equity Funds	4,734,692	—	—	4,734,692
Money Market Funds	8,364,500	—	—	8,364,500
Total Investments in Securities	469,585,668	—	200,783	469,786,451
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Acorn Fund  | 2025

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $374,560,856)	$461,421,951
Affiliated issuers (cost $8,363,945)	8,364,500
Receivable for:
Investments sold	1,307,196
Capital shares sold	36,797
Dividends	104,200
Foreign tax reclaims	3,277
Expense reimbursement due from Investment Manager	196
Prepaid expenses	2,349
Total assets	471,240,466
Liabilities
Payable for:
Capital shares redeemed	352,949
Management services fees	10,311
Service fees	96,499
Compensation of chief compliance officer	78
Compensation of board members	1,414
Other expenses	35,231
Deferred compensation of board members	454,197
Total liabilities	950,679
Net assets applicable to outstanding capital stock	$470,289,787
Represented by
Paid in capital	404,570,771
Total distributable earnings (loss)	65,719,016
Total - representing net assets applicable to outstanding capital stock	$470,289,787
Shares outstanding	29,570,873
Net asset value per share	15.90
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Acorn Fund  | 2025

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$1,532,114
Dividends — affiliated issuers	282,855
Income from securities lending — net	67,368
Foreign taxes withheld	(2,732)
Total income	1,879,605
Expenses:
Management services fees	3,669,312
Service fees	581,952
Administration fees	60,951
Custodian fees	7,504
Printing and postage fees	41,349
Accounting services fees	32,339
Legal fees	25,122
Compensation of chief compliance officer	71
Compensation of board members	21,202
Deferred compensation of board members	31,317
Other	22,281
Total expenses	4,493,400
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(173,473)
Total net expenses	4,319,927
Net investment loss	(2,440,322)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	30,406,075
Investments — affiliated issuers	(615)
Net realized gain	30,405,460
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(9,014,260)
Investments — affiliated issuers	(156)
Net change in unrealized appreciation (depreciation)	(9,014,416)
Net realized and unrealized gain	21,391,044
Net increase in net assets resulting from operations	$18,950,722
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Acorn Fund  | 2025

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment loss	$(2,440,322)	$(3,177,886)
Net realized gain	30,405,460	68,581,650
Net change in unrealized appreciation (depreciation)	(9,014,416)	4,536,539
Net increase in net assets resulting from operations	18,950,722	69,940,303
Decrease in net assets from capital stock activity	(64,969,704)	(82,790,837)
Total decrease in net assets	(46,018,982)	(12,850,534)
Net assets at beginning of year	516,308,769	529,159,303
Net assets at end of year	$470,289,787	$516,308,769

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Shares sold	369,207	5,192,390	332,200	4,719,350
Shares redeemed	(4,727,729)	(70,162,094)	(6,111,121)	(87,510,187)
Total net decrease	(4,358,522)	(64,969,704)	(5,778,921)	(82,790,837)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Acorn Fund  | 2025

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Year Ended December 31,
	2025	2024	2023	2022	2021
Per share data
Net asset value, beginning of period	$15.22	$13.33	$10.95	$25.74	$24.63
Income from investment operations:
Net investment income (loss)	(0.08)	(0.09)	(0.04)	(0.06)	(0.19)
Net realized and unrealized gain (loss)	0.76	1.98	2.42	(8.14)	2.36
Total from investment operations	0.68	1.89	2.38	(8.20)	2.17
Less distributions to shareholders from:
Net investment income	—	—	—	—	(0.20)
Net realized gains	—	—	—	(6.59)	(0.86)
Total distributions to shareholders	—	—	—	(6.59)	(1.06)
Net asset value, end of period	$15.90	$15.22	$13.33	$10.95	$25.74
Total return	4.47%	14.18%(a)	21.74%(a)	(33.46%)	8.90%
Ratios to average net assets
Total gross expenses(b)	0.95%	0.99%	0.99%	1.01%(c)	1.08%
Total net expenses(b),(d)	0.91%	0.95%	0.96%	1.01%(c)	1.08%
Net investment loss	(0.52)%	(0.60)%	(0.31)%	(0.40)%	(0.71)%
Supplemental data
Portfolio turnover	78%	82%	65%	119%	70%
Net assets, end of period (in thousands)	$470,290	$516,309	$529,159	$418,142	$685,554

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Acorn Fund  | 2025

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Columbia Variable Portfolio – Acorn Fund (formerly known as Wanger Acorn) (the Fund), a series of Columbia Funds Variable Series Trust (formerly known as Wanger Advisors Trust) (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective June 1, 2025, the Fund was renamed Columbia Variable Portfolio – Acorn Fund and the Trust was renamed Columbia Funds Variable Series Trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. Prior to July 7, 2025, the chief operating decision maker (CODM) was Columbia Wanger Asset Management, LLC (CWAM), a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Effective July 7, 2025, Columbia Management is the CODM. The CODM, through its Investment Oversight Committee and Global Executive Group, is responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.

Columbia Variable Portfolio – Acorn Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
Effective November 30, 2025, the security lending program was terminated and any outstanding loans were recalled on or before the effective date. The Fund, prior to November 30, 2025, had the ability to lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent had determined were credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retained the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also received a fee for the loan. The Fund had the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan was collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities was determined daily at the close of business of the Fund and any additional required collateral was delivered to the Fund on the next business day. The Fund elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program was paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Investment Manager did not retain any fees earned by the lending program. The net lending income earned by the Fund for the year ended December 31, 2025, is included in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Variable Portfolio – Acorn Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of the Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed semi-annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Columbia Variable Portfolio – Acorn Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
Prior to July 7, 2025, CWAM furnished investment supervision to the Fund and was responsible for the overall management of the Fund’s business affairs.
Prior to April 1, 2025, CWAM furnished investment advisory services to the Fund under an investment advisory agreement (the Advisory Agreement) and provided administrative services to the Fund under a separate administrative services agreement (the Administration Agreement). Effective April 1, 2025, the Fund entered into a new management services agreement (the Management Agreement) that combined the management services fee that was previously paid under the Advisory Agreement with the administrative services fee that was previously paid under the Administration Agreement. On June 26, 2025, the Fund’s Board of Trustees approved a Novation of Management Agreement pursuant to which all rights, duties and obligations under the Fund’s then-current Management Agreement with CWAM transferred to its parent company Columbia Management on July 7, 2025. Prior to July, 7, 2025, Columbia Management was the sub-administrator of the Fund and the investment adviser of each of the other Columbia funds except for Columbia Variable Portfolio - Acorn International Fund and each series of Columbia Acorn Trust. The services provided to, and management fees paid by, the Fund did not change as a result of this transfer and the current portfolio managers of the Fund continued to manage the Fund after the transition.
For the period from January 1, 2025 through February 28, 2025, CWAM received an advisory fee that was equal to a percentage of the Fund’s daily net assets that declined from 0.74% to 0.63% as the Fund’s net assets increased. The annualized effective advisory fee rate for the period from January 1, 2025 through February 28, 2025 was 0.74% of the Fund’s average daily net assets.
Effective March 1, 2025, the Board of Trustees approved a reduction in the advisory fee rates payable to CWAM by the Fund. For the period March 1, 2025 through March 31, 2025 CWAM received an advisory fee that was equal to a percentage of the Fund’s daily net assets that declined from 0.74% to 0.61% as the Fund’s net assets increased. The annualized effective advisory fee rate for the period from March 1, 2025 through March 31, 2025 was 0.74% of the Fund’s average daily net assets. Advisory fees paid by the Fund for the period January 1, 2025 through March 31, 2025 are included in Management services fees on the Statement of Operations.
For the period April 1, 2025 through December 31, 2025, the Investment Manager (CWAM prior to July 7, 2025 and Columbia Management beginning July 7, 2025) received a management services fee that was equal to a percentage of the Fund’s daily net assets that declined from 0.79% to 0.63% as the Fund’s net assets increased. The annualized effective management services fee rate for the period April 1, 2025 through December 31, 2025 was 0.79% of the Fund’s average daily net assets.
For the period January 1, 2025 through December 31, 2025, the effective blended advisory fee (for the period January 1, 2025 through March 31, 2025) and management services fee (for the period April 1, 2025 through December 31, 2025) was 0.78% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Acorn Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Administration fees
Prior to April 1, 2025, CWAM received an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the period January 1, 2025 through March 31, 2025, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.12% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.91% of the Fund’s average daily net assets for the period March 1, 2025 through April 30, 2027. Prior to March 1, 2025, it did not exceed the annual rate of 0.95 of the Fund’s average daily net assets.

Columbia Variable Portfolio – Acorn Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2025, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, net operating loss reclassification and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.

The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,411,459	(42,124)	(2,369,335)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
For the years ended December 31, 2025 and December 31, 2024, there were no distributions.
At December 31, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	9,296,125	(23,496,300)	80,373,388
At December 31, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
389,413,063	108,513,357	(28,139,969)	80,373,388
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Variable Portfolio – Acorn Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
The following capital loss carryforwards, determined at December 31, 2025, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2025, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(19,472,605)	(4,023,695)	(23,496,300)	23,103,452
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $367,458,718 and $439,488,341, respectively, for the year ended December 31, 2025. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2025.

Columbia Variable Portfolio – Acorn Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
Note 8. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, one unaffiliated shareholder of record owned 22.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 53.2% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse
Columbia Variable Portfolio – Acorn Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Columbia Variable Portfolio – Acorn Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust and Shareholders of Columbia Variable Portfolio – Acorn Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Acorn Fund (one of the funds constituting Columbia Funds Variable Series Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and issuer of a privately offered security. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 23, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Acorn Fund  | 2025

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2025.
Capital gain dividend
$9,760,931
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Columbia Variable Portfolio – Acorn Fund  | 2025

 Results of Meeting of Shareholders
(Unaudited)
At a Joint Special Meeting of Shareholders held on February 26, 2025, shareholders of Columbia Funds Variable Series Trust elected each of the fifteen nominees for trustee to the Board of Trustees of Columbia Funds Variable Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	44,806,459	2,497,578	0
Daniel J. Beckman	44,545,549	2,758,489	0
Kathleen Blatz	44,841,283	2,462,755	0
Pamela G. Carlton	44,738,205	2,565,833	0
Janet Langford Carrig	44,923,713	2,380,324	0
J. Kevin Connaughton	44,851,008	2,453,030	0
Olive M. Darragh	44,634,747	2,669,291	0
Patricia M. Flynn	44,680,197	2,623,841	0
Brian J. Gallagher	44,768,699	2,535,339	0
Douglas A. Hacker	44,744,402	2,559,636	0
Nancy T. Lukitsh	44,975,413	2,328,625	0
David M. Moffett	44,601,579	2,702,459	0
Catherine James Paglia	44,611,075	2,692,963	0
Natalie A. Trunow	44,966,319	2,337,719	0
Sandra L. Yeager	44,920,389	2,383,649	0
Columbia Variable Portfolio – Acorn Fund  | 2025

Columbia Variable Portfolio – Acorn Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7064_12_E01_(02/26)

Columbia Variable Portfolio – Acorn International Fund
Annual Financial Statements and Additional Information
December 31, 2025
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Variable Portfolio – Acorn International Fund | 2025

Portfolio of Investments
December 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.3%
Issuer	Shares	Value ($)
Australia 2.7%
CAR Group Ltd.	172,467	3,532,344
Pro Medicus Ltd.	25,560	3,753,824
Total		7,286,168
Canada 1.1%
Altus Group Ltd.	73,613	3,041,487
China 0.8%
Silergy Corp.	372,000	2,256,079
Finland 3.4%
Konecranes OYJ	45,490	4,981,405
Valmet OYJ	126,519	4,181,169
Total		9,162,574
France 4.2%
Gaztransport Et Technigaz SA	20,092	3,686,615
Robertet SA	4,378	4,517,332
Virbac SA	7,628	3,198,442
Total		11,402,389
Germany 6.8%
Atoss Software SE	19,536	2,639,688
CTS Eventim AG & Co. KGaA	63,601	5,822,184
Hypoport SE(a)	16,171	2,414,451
Nemetschek SE	56,430	6,105,176
Renk Group AG	21,369	1,331,745
Total		18,313,244
Greece 1.7%
National Bank of Greece SA	296,331	4,519,775
Ireland 2.5%
Bank of Ireland Group PLC	361,699	6,917,604
Italy 4.3%
Carel Industries SpA	186,315	5,353,178
Prysmian SpA	64,092	6,393,648
Total		11,746,826
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 39.4%
Asics Corp.	89,400	2,146,178
BayCurrent, Inc.	37,700	1,563,181
Capcom Co., Ltd.	270,000	6,271,841
Disco Corp.	15,400	4,691,799
DMG Mori Co., Ltd.	101,500	1,710,442
Gunma Bank Ltd. (The)	247,100	2,730,123
Ibiden Co., Ltd.	56,000	2,418,747
Kokusai Electric Corp.	186,800	6,532,798
Kraftia Corp.	123,600	6,078,795
Kyoritsu Maintenance Co., Ltd.	195,200	3,479,680
MatsukiyoCocokara & Co.	174,900	3,028,146
Modec, Inc.	27,800	2,110,426
Nihon M&A Center Holdings, Inc.	331,500	1,522,120
Nippon Sanso Holdings Corp.	130,900	3,910,517
Nissin Foods Holdings Co., Ltd.	110,600	2,055,854
Niterra Co., Ltd.	157,800	6,952,397
Nomura Real Estate Holdings, Inc.	765,500	4,725,704
Omron Corp.	123,900	3,134,656
Open House Co., Ltd.	63,000	3,698,059
Renesas Electronics Corp.(a)	281,800	3,859,773
Sanwa Holdings Corp.	152,911	3,981,526
Sekisui Chemical Co., Ltd.	244,800	4,116,866
Shimadzu Corp.	46,400	1,235,243
Simplex Holdings, Inc.	737,600	4,954,263
Sundrug Co., Ltd.	104,500	2,872,683
Suntory Beverage & Food Ltd.	150,600	4,529,078
Taisei Corp.	98,100	9,297,027
Yaskawa Electric Corp.	107,200	3,259,029
Total		106,866,951
Jersey 0.8%
Yellow Cake PLC(a)	272,967	2,161,042
Luxembourg 0.8%
CVC Capital Partners PLC(b)	126,258	2,114,508
Mexico 0.6%
Corporación Inmobiliaria Vesta SAB de CV	522,550	1,598,337
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Acorn International Fund  | 2025
3

Portfolio of Investments (continued)
December 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 2.3%
BE Semiconductor Industries NV	40,068	6,264,073
New Zealand 1.9%
Fisher & Paykel Healthcare Corp., Ltd.	238,488	5,181,614
Sweden 2.6%
AddTech AB, B Shares	119,452	4,206,933
Munters Group AB	152,865	2,803,582
Total		7,010,515
Switzerland 6.5%
Belimo Holding AG, Registered Shares	4,110	4,015,731
Inficon Holding AG, Registered Shares	19,224	2,378,639
Interroll Holding AG, Registered Shares	462	1,278,311
Kardex Holding AG	13,774	4,770,328
Tecan Group AG, Registered Shares	13,413	2,153,478
VAT Group AG	6,108	2,932,450
Total		17,528,937
United Kingdom 14.6%
Ashtead Group PLC	71,151	4,851,019
Auto Trader Group PLC	447,445	3,530,055
Babcock International Group PLC	339,718	5,661,336
Baltic Classifieds Group PLC	845,031	2,312,291
Common Stocks (continued)
Issuer	Shares	Value ($)
ConvaTec Group PLC	1,370,116	4,473,311
Halma PLC	99,696	4,732,058
Howden Joinery Group PLC	169,841	1,900,781
ICG PLC	204,731	5,645,703
Rightmove PLC	421,872	2,947,495
Safestore Holdings PLC	348,008	3,452,557
Total		39,506,606
United States 1.3%
Interparfums, Inc.	40,955	3,474,213
Total Common Stocks (Cost $206,304,386)		266,352,942

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.825%(c),(d)	4,176,302	4,175,049
Total Money Market Funds (Cost $4,174,863)		4,175,049
Total Investments in Securities (Cost $210,479,249)		270,527,991
Other Assets & Liabilities, Net		334,445
Net Assets		$270,862,436
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2025, the total value of these securities amounted to $2,114,508, which represents 0.78% of total net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2025.
(d)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.825%
	7,040,597	56,540,488	(59,405,798)	(238)	4,175,049	183	234,005	4,176,302
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to
The accompanying Notes to Financial Statements are an integral part of this statement.
4
Columbia Variable Portfolio – Acorn International Fund  | 2025

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Values of foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation. When such adjustments have been made, the foreign equity securities are classified as Level 2.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	7,286,168	—	7,286,168
Canada	3,041,487	—	—	3,041,487
China	—	2,256,079	—	2,256,079
Finland	—	9,162,574	—	9,162,574
France	4,517,332	6,885,057	—	11,402,389
Germany	—	18,313,244	—	18,313,244
Greece	—	4,519,775	—	4,519,775
Ireland	—	6,917,604	—	6,917,604
Italy	—	11,746,826	—	11,746,826
Japan	5,900,829	100,966,122	—	106,866,951
Jersey	—	2,161,042	—	2,161,042
Luxembourg	—	2,114,508	—	2,114,508
Mexico	1,598,337	—	—	1,598,337
Netherlands	—	6,264,073	—	6,264,073
New Zealand	—	5,181,614	—	5,181,614
Sweden	—	7,010,515	—	7,010,515
Switzerland	—	17,528,937	—	17,528,937
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Acorn International Fund  | 2025
5

Portfolio of Investments (continued)
December 31, 2025
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
United Kingdom	5,764,848	33,741,758	—	39,506,606
United States	3,474,213	—	—	3,474,213
Total Common Stocks	24,297,046	242,055,896	—	266,352,942
Money Market Funds	4,175,049	—	—	4,175,049
Total Investments in Securities	28,472,095	242,055,896	—	270,527,991
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
6
Columbia Variable Portfolio – Acorn International Fund  | 2025

Statement of Assets and Liabilities
December 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $206,304,386)	$266,352,942
Affiliated issuers (cost $4,174,863)	4,175,049
Foreign currency (cost $1,382)	1,433
Receivable for:
Capital shares sold	72,816
Dividends	272,187
Foreign tax reclaims	478,475
Prepaid expenses	2,089
Total assets	271,354,991
Liabilities
Payable for:
Capital shares redeemed	52,450
Management services fees	6,847
Service fees	48,616
Compensation of chief compliance officer	45
Compensation of board members	1,226
Other expenses	42,099
Deferred compensation of board members	341,272
Total liabilities	492,555
Net assets applicable to outstanding capital stock	$270,862,436
Represented by
Paid in capital	214,202,642
Total distributable earnings (loss)	56,659,794
Total - representing net assets applicable to outstanding capital stock	$270,862,436
Shares outstanding	13,252,298
Net asset value per share	20.44
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Acorn International Fund  | 2025
7

Statement of Operations
Year Ended December 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$5,707,767
Dividends — affiliated issuers	234,005
Income from securities lending — net	13,537
Foreign taxes withheld	(498,400)
Total income	5,456,909
Expenses:
Management services fees	2,594,772
Service fees	325,849
Administration fees	34,037
Custodian fees	37,292
Printing and postage fees	46,382
Accounting services fees	38,729
Legal fees	19,353
Line of credit interest	242
Compensation of chief compliance officer	40
Compensation of board members	15,921
Deferred compensation of board members	23,069
Other	17,694
Total expenses	3,153,380
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(105,356)
Total net expenses	3,048,024
Net investment income	2,408,885
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	257,415
Investments — affiliated issuers	183
Foreign currency translations	(45,715)
Net realized gain	211,883
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	30,712,156
Investments — affiliated issuers	(238)
Foreign currency translations	53,799
Foreign capital gains tax	301,353
Net change in unrealized appreciation (depreciation)	31,067,070
Net realized and unrealized gain	31,278,953
Net increase in net assets resulting from operations	$33,687,838
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Acorn International Fund  | 2025

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations
Net investment income	$2,408,885	$2,526,244
Net realized gain	211,883	6,945,103
Net change in unrealized appreciation (depreciation)	31,067,070	(33,998,200)
Net increase (decrease) in net assets resulting from operations	33,687,838	(24,526,853)
Distributions to shareholders
Net investment income and net realized gains	(4,869,952)	(4,216,728)
Total distributions to shareholders	(4,869,952)	(4,216,728)
Decrease in net assets from capital stock activity	(27,986,173)	(30,460,201)
Total increase (decrease) in net assets	831,713	(59,203,782)
Net assets at beginning of year	270,030,723	329,234,505
Net assets at end of year	$270,862,436	$270,030,723

	Year Ended		Year Ended
	December 31, 2025		December 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Shares sold	370,881	7,540,094	466,898	9,092,145
Distributions reinvested	234,398	4,869,952	211,628	4,216,728
Shares redeemed	(1,996,514)	(40,396,219)	(2,190,756)	(43,769,074)
Total net decrease	(1,391,235)	(27,986,173)	(1,512,230)	(30,460,201)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Acorn International Fund  | 2025
9

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.
	Year Ended December 31,
	2025	2024	2023	2022	2021
Per share data
Net asset value, beginning of period	$18.44	$20.38	$17.48	$32.62	$28.03
Income from investment operations:
Net investment income	0.17	0.16	0.09	0.15 (a)	0.02
Net realized and unrealized gain (loss)	2.19	(1.82)	2.87	(10.88)	5.21
Total from investment operations	2.36	(1.66)	2.96	(10.73)	5.23
Less distributions to shareholders from:
Net investment income	(0.26)	(0.28)	(0.06)	(0.22)	(0.17)
Net realized gains	(0.10)	—	—	(4.19)	(0.47)
Total distributions to shareholders	(0.36)	(0.28)	(0.06)	(4.41)	(0.64)
Net asset value, end of period	$20.44	$18.44	$20.38	$17.48	$32.62
Total return	12.76%	(8.25%)(b)	16.95%(b)	(33.84%)	18.81%
Ratios to average net assets
Total gross expenses(c)	1.13%	1.27%(d)	1.27%	1.22%(e)	1.20%
Total net expenses(c),(f)	1.09%	1.14%(d)	1.18%	1.22%(e)	1.20%
Net investment income	0.86%	0.82%	0.46%	0.71%	0.06%
Supplemental data
Portfolio turnover	29%	34%	40%	31%	36%
Net assets, end of period (in thousands)	$270,862	$270,031	$329,235	$309,209	$492,743

Notes to Financial Highlights
(a)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.02 per share.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.01%.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Acorn International Fund  | 2025

Notes to Financial Statements
December 31, 2025
Note 1. Organization
Columbia Variable Portfolio – Acorn International Fund (formerly known as Wanger International) (the Fund), a series of Columbia Funds Variable Series Trust (formerly known as Wanger Advisors Trust) (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective June 1, 2025, the Fund was renamed Columbia Variable Portfolio – Acorn International Fund and the Trust was renamed Columbia Funds Variable Series Trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. Prior to July 7, 2025, the chief operating decision maker (CODM) was Columbia Wanger Asset Management, LLC (CWAM), a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Effective July 7, 2025, Columbia Management is the CODM. The CODM, through its Investment Oversight Committee and Global Executive Group, is responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
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11

Notes to Financial Statements (continued)
December 31, 2025
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Securities lending
Effective November 30, 2025, the security lending program was terminated and any outstanding loans were recalled on or before the effective date. The Fund, prior to November 30, 2025, had the ability to lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent had determined were credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retained the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also received a fee for the loan. The Fund had the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan was collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities was determined daily at the close of business of the Fund and any additional required collateral was delivered to the Fund on the next business day. The Fund elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program was paid to the Fund, net of
12
Columbia Variable Portfolio – Acorn International Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Investment Manager did not retain any fees earned by the lending program. The net lending income earned by the Fund for the year ended December 31, 2025, is included in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of the Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Acorn International Fund  | 2025
13

Notes to Financial Statements (continued)
December 31, 2025
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed semi-annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
Prior to July 7, 2025, CWAM furnished investment supervision to the Fund and was responsible for the overall management of the Fund’s business affairs.
Prior to April 1, 2025, CWAM furnished investment advisory services to the Fund under an investment advisory agreement (the Advisory Agreement) and provided administrative services to the Fund under a separate administrative services agreement (the Administration Agreement). Effective April 1, 2025, the Fund entered into a new management services agreement (the Management Agreement) that combined the management services fee that was previously paid under the Advisory Agreement with the administrative services fee that was previously paid under the Administration Agreement. On June 26, 2025, the Fund’s Board of Trustees approved a Novation of Management Agreement pursuant to which all rights, duties and obligations under the Fund’s then-current Management Agreement with CWAM transferred to its parent company Columbia Management on July 7, 2025. Prior to July, 7, 2025, Columbia Management was the sub-administrator of the Fund and the investment adviser of each of the other Columbia funds except for Columbia Variable Portfolio - Acorn Fund and each series of Columbia Acorn Trust. The services provided to, and management fees paid by, the Fund did not change as a result of this transfer and the current portfolio managers of the Fund continued to manage the Fund after the transition.
For the period from January 1, 2025 through February 28, 2025, CWAM received an advisory fee that was equal to a percentage of the Fund’s daily net assets that declined from 1.10% to 0.72% as the Fund’s net assets increased. The annualized effective advisory fee rate for the period from January 1, 2025 through February 28, 2025 was 0.99% of the Fund’s average daily net assets.
Effective March 1, 2025, the Board of Trustees approved a reduction in the advisory fee rates payable to CWAM by the Fund. For the period March 1, 2025 through March 31, 2025 CWAM received an advisory fee that was equal to a percentage of the Fund’s daily net assets that declined from 0.87% to 0.70% as the Fund’s net assets increased. The annualized effective advisory fee rate for the period from March 1, 2025 through March 31, 2025 was 0.87% of the Fund’s average daily net assets. Advisory fees paid by the Fund for the period January 1, 2025 through March 31, 2025 are included in Management services fees on the Statement of Operations.
For the period April 1, 2025 through December 31, 2025, the Investment Manager (CWAM prior to July 7, 2025 and Columbia Management beginning July 7, 2025) received a management services fee that was equal to a percentage of the Fund’s daily net assets that declined from 0.92% to 0.72% as the Fund’s net assets increased. The annualized effective management services fee rate for the period April 1, 2025 through December 31, 2025 was 0.92% of the Fund’s average daily net assets.
14
Columbia Variable Portfolio – Acorn International Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
For the period January 1, 2025 through December 31, 2025, the effective blended advisory fee (for the period January 1, 2025 through March 31, 2025) and management services fee (for the period April 1, 2025 through December 31, 2025) was 0.93% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates), may coordinate in providing services to their clients. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. The Investment Manager engages employees of Participating Affiliates to provide portfolio management services to the Fund. These employees provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
Specifically, pursuant to such arrangements, employees of Participating Affiliates serve as “associated persons” of the Investment Manager and, in this capacity, serve as Fund portfolio managers and provide portfolio management services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and the Fund’s Chief Compliance Officer, consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Fund’s compliance policies and procedures.
Administration fees
Prior to April 1, 2025, CWAM received an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the period January 1, 2025 through March 31, 2025, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance
Columbia Variable Portfolio – Acorn International Fund  | 2025
15

Notes to Financial Statements (continued)
December 31, 2025
Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2025 was 0.12% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2027, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.08% of the Fund’s average daily net assets for the period March 1, 2025 through April 30, 2027. Prior to March 1, 2025, it did not exceed the annual rate of 1.14% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2025, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and foreign capital gains tax.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.

The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,343,144	(1,343,144)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
16
Columbia Variable Portfolio – Acorn International Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2025			Year Ended December 31, 2024
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,502,950	1,367,002	4,869,952	4,216,728	—	4,216,728
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,023,879	—	(1,250,018)	56,181,737
At December 31, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
214,346,254	69,068,331	(12,886,594)	56,181,737
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2025, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2025, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(1,250,018)	—	(1,250,018)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $80,115,676 and $107,519,396, respectively, for the year ended December 31, 2025. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Columbia Variable Portfolio – Acorn International Fund  | 2025
17

Notes to Financial Statements (continued)
December 31, 2025
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 23, 2025 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $750 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 23, 2025 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
For the year ended December 31, 2025, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
400,000	5.45	4
Interest expense incurred by the Fund is recorded as Line of credit interest in the Statement of Operations. The Fund had no outstanding borrowings at December 31, 2025.
Note 8. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Additional risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information.
Shareholder concentration risk
At December 31, 2025, affiliated shareholders of record owned 58.3% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid
18
Columbia Variable Portfolio – Acorn International Fund  | 2025

Notes to Financial Statements (continued)
December 31, 2025
positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Acorn International Fund  | 2025
19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust and Shareholders of Columbia Variable Portfolio – Acorn International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Acorn International Fund (one of the funds constituting Columbia Funds Variable Series Trust, referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 23, 2026
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
20
Columbia Variable Portfolio – Acorn International Fund  | 2025

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2025.
Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
3.41%	$521,498	$0.04	$5,504,304	$0.42
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
Columbia Variable Portfolio – Acorn International Fund  | 2025
21

 Results of Meeting of Shareholders
(Unaudited)
At a Joint Special Meeting of Shareholders held on February 26, 2025, shareholders of Columbia Funds Variable Series Trust elected each of the fifteen nominees for trustee to the Board of Trustees of Columbia Funds Variable Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	44,806,459	2,497,578	0
Daniel J. Beckman	44,545,549	2,758,489	0
Kathleen Blatz	44,841,283	2,462,755	0
Pamela G. Carlton	44,738,205	2,565,833	0
Janet Langford Carrig	44,923,713	2,380,324	0
J. Kevin Connaughton	44,851,008	2,453,030	0
Olive M. Darragh	44,634,747	2,669,291	0
Patricia M. Flynn	44,680,197	2,623,841	0
Brian J. Gallagher	44,768,699	2,535,339	0
Douglas A. Hacker	44,744,402	2,559,636	0
Nancy T. Lukitsh	44,975,413	2,328,625	0
David M. Moffett	44,601,579	2,702,459	0
Catherine James Paglia	44,611,075	2,692,963	0
Natalie A. Trunow	44,966,319	2,337,719	0
Sandra L. Yeager	44,920,389	2,383,649	0
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Columbia Variable Portfolio – Acorn International Fund  | 2025

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Acorn International Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.
ANN7062_12_E01_(02/26)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Proxy disclosures for Open-End Management Investment Companies is included in Item 7 of this Form N-CSR..

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in “Compensation of board members” and “Deferred compensation of board members” on each Fund’s Statement of Operations as part of the Registrant’s financial statements filed under Item 7 of this Form N-CSR. Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in “Compensation of chief compliance officer” on each Fund’s Statement of Operations as part of the Registrant’s financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are effective and adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Columbia Funds Variable Series Trust

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	President and Principal Executive Officer

Date: February 23, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	President and Principal Executive Officer

Date: February 23, 2026

By:	/s/ Charles H. Chiesa
Name:	Charles H. Chiesa
Title:	Treasurer, Chief Financial Officer, Chief Accounting Officer and Principal Financial Officer

Date: February 23, 2026